Exhibit 99.1

SPREE ACQUISITION CORP. 1 LIMITED

AUDITED BALANCE SHEET

AS OF DECEMBER 20, 2021

SPREE ACQUISITION CORP. 1 LIMITED

AUDITED BALANCE SHEET

AS OF DECEMBER 20, 2021

U.S. DOLLARS

INDEX

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to Balance sheet	F-4 – F-11

Report of Independent Registered Public Accounting Firm

To the board of directors and shareholders of SPREE ACQUISITION CORP. 1 LIMITED

Opinion on the Financial Statement – Balance Sheet

We have audited the accompanying balance sheet of SPREE ACQUISITION CORP. 1 LIMITED (the “Company”) as of December 20, 2021, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 20, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Kesselman & Kesselman

Certified Public Accountants (Isr.)

A member firm of PricewaterhouseCoopers International Limited

Tel-Aviv, Israel

December 27, 2021

We have served as the Company’s auditor since 2021.

Kesselman & Kesselman, 146 Derech Menachem Begin St. Tel-Aviv 6492103, Israel,
P.O Box 7187 Tel-Aviv 6107120, Telephone: +972 -3- 7954555, Fax:+972 -3- 7954556, www.pwc.com/il

SPREE ACQUISITION CORP. 1 LIMITED

BALANCE SHEET

December 20,
2021
U.S. Dollars in thousands
Assets
CURRENT ASSETS:
Related party receivable	2,045
TOTAL CURRENT ASSETS	2,045

Cash held in Trust Account	204,000
TOTAL ASSETS	206,045

Liabilities net of capital deficiency
CURRENT LIABILITIES:
Accrued expenses	290
TOTAL CURRENT LIABILITIES	290

NON-CURRENT LIABILITY:
Deferred underwriting compensation	9,000
TOTAL LIABILITIES	9,290

COMMITMENTS AND CONTINGENCIES	-

CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION: 20,000,000 shares at December 20, 2021, at a redemption value of $10.20 per share	204,000

CAPITAL DEFICIENCY:
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized, 945,715 shares issued and outstanding (excluding 20,000,000 shares subject to possible redemption) as of December 20, 2021	*
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized, 5,031,250(1) issued and outstanding as of December 20, 2021	*
Preference Shares, $0.0001 par value; 5,000,000 shares authorized, no shares issued and outstanding as of December 20, 2021	-
Additional paid-in capital	-
Accumulated deficit	(7,245)
TOTAL CAPITAL DEFICIENCY	(7,245)
TOTAL LIABILITIES NET OF CAPITAL DEFICIENCY	206,045

(1)	Includes up to 31,250 shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 6).
(*)	Represents an amount less than 1 thousand US Dollars.

The accompanying notes are an integral part of this financial statement.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET

NOTE 1 – DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS:

a.	Organization and General

SPREE ACQUISITION CORP. 1 LIMITED (hereafter – the Company) is a blank check company, incorporated on August 6, 2021 as a Cayman Islands exempted company, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (hereafter – the Business Combination).

Although the Company is not limited to a particular industry or geographic region for the purpose of consummating a Business Combination, the Company intends to focus its search on mobility-related technology businesses.

The Company is an early stage and an emerging growth company, and as such, the Company is subject to all of its risks associated with early stage and emerging growth companies.

All activity for the period from August 6, 2021 (inception) through December 20, 2021 relates to the Company’s formation and its initial public offering (the “Public Offering”) described below. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering and the Private Placement (as defined below in Note 1(b)). The Company has selected December 31 as its fiscal year end.

b.	Sponsor and Financing

The Company’s sponsor is Spree Operandi, LP, a Cayman Islands exempted limited partnership, which formed a wholly owned subsidiary, Spree Operandi U.S. LP, a Delaware limited partnership, for purposes of holding securities of the Company (collectively, the parent company and subsidiary, the “Sponsor”).

The registration statement relating to the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on December 15, 2021. The initial stage of the Company’s Public Offering— the sale of 20,000,000 Units at a price of $10 per Unit or $200 million in the aggregate — closed on December 20, 2021. In addition, the Sponsor purchased in a private placement that closed concurrently with the Public Offering (the “Private Placement”) an aggregate of 945,715 private Units (see also note 3) (the “Private Units”) at a price of $10 per Private Unit, or $9,457,150 in the aggregate. Upon those closings, $204 million was placed in a trust account (the “Trust Account”) (see also note 2(d) below). Out of the $204 million placed in the trust account, $200 million was derived from the gross proceeds of the Public Offering, inclusive of the partial exercise of the over-allotment option by the underwriter, and an additional $4 million was derived from the proceeds invested by the Company’s Sponsor in the Private Placement, for the benefit of the public. The Company intends to finance its Business Combination with the remainder of the net proceeds from the Public Offering and the Private Placement, which are being held outside of the Trust Account.

c.	The Trust Account

The proceeds held in the Trust Account will be invested only in specified U.S. government treasury bills or in specified money market funds registered under the Investment Company Act and compliant with Rule 2a-7. Unless and until the Company completes the Business Combination, it may pay its expenses only from the net proceeds of the Private Placement of approximately $1 million held outside of the Trust Account, which remained after the payment of offering expenses (not including deferred underwriting commission) upon the closing of the Public Offering and the partial exercise of the underwriter’s over-allotment option.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 1 – DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.):

d.	Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination. The Business Combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (excluding taxes payable on the income accrued in the Trust Account). There is no assurance that the Company will be able to successfully consummate a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will provide its public shareholders the opportunity to redeem all or a portion of their shares upon the completion of the Business Combination, either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5 million following such redemptions. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with a Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, calculated as of two days prior to the general meeting or commencement of the Company’s tender offer, including interest but less taxes payable. As a result, the Company’s Class A ordinary shares are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

Pursuant to the Company’s memorandum and articles of association, if the Company is unable to complete the Business Combination within a 15-month period or any extension period, following the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100 thousand of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Class B ordinary shares (as described in note 6) held by them if the Company fails to complete the Business Combination within 15 months or during any extension period following the closing of the Public Offering. However, if the Sponsor or any of the Company’s directors or officers acquire any Class A ordinary shares, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Business Combination within the prescribed time period.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 1 – DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.):

In the event of a liquidation, dissolution or winding up of the Company after a Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, under the circumstances, and, subject to the limitations, described herein.

e.	Coronavirus pandemic

The pandemic has adversely affected the economies and financial markets worldwide, and the business of any potential target business with which the Company consummates a Business Combination could be adversely affected as well. Furthermore, the Company may be unable to complete a Business Combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts the Company’s search for a Business Combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for a further extensive period of time, the Company’s ability to consummate a Business Combination, or the operations of a target business with which the Company ultimately consummates a Business Combination, may be adversely affected.

f.	Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make a comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible, because of the potential differences in accounting standards used.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

The financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America (hereafter – U.S. GAAP) and the regulations of the Securities Exchange Commission (hereafter – SEC). The significant accounting policies used in the preparation of the financial statement are as follows:

a.	Use of estimates in the preparation of financial statement

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and such differences may have a material impact on the Company’s financial statement.

b.	Functional currency

The U.S. dollar is the currency of the primary economic environment. The Company’s financing and operational costs are denominated in U.S. dollars. Accordingly, the functional currency of the Company is the U.S. dollar.

Foreign currency assets and liabilities are translated into the primary currency using the exchange rates in effect on the balance sheet date. Currency transaction gains and losses are presented in financial expenses, as appropriate.

c.	Cash and cash equivalents

The Company considers as cash equivalents all short-term, highly liquid investments, which include short-term bank deposits with original maturities of three months or less from the date of purchase that are not restricted as to withdrawal or use and are readily convertible to known amounts of cash.

d.	Trust account

As of December 20, 2021, the Company held deposits of $204,000 thousand in a treasury money market trust account. Money market funds are characterized as Level I investments within the fair value hierarchy under ASC 820.

e.	Accrued expenses

The Company accounts for all incurred expenses which have yet to be paid as accrued expenses.

f.	Redeemable Class A Ordinary Shares

As discussed in note 1, all of the 20,000,000 Class A ordinary shares of $0.0001 par value each, sold as part of the Units in the Public Offering, contain a redemption feature. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its articles of association provide that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5 million.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (cont.):

Accordingly, on December 20, 2021, 20,000,000 Class A ordinary shares included in the Units were classified outside of permanent equity at their redemption value of $10.20 per share.

g.	Warrants

The Company accounts for the warrants in accordance with the guidance contained in Accounting Standards Codification 815 (“ASC 815”), “Derivatives and Hedging”. Accordingly, both the public and the private warrants are considered indexed to the entity’s own stock and are classified within equity.

h.	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250 thousand. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

i.	Financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet, primarily due to their short term nature.

j.	Income tax

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes” (hereafter – ASC 740). ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that a portion or all of the deferred tax assets will not be realized, based on the weight of available positive and negative evidence. Deferred tax liabilities and assets are classified as non-current in accordance with ASC 740.

The Company accounts for uncertain tax positions (“UTPs”) in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% (cumulative probability) likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits under taxes on income (tax benefit). As of December 20, 2021, no UTPs were identified.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (cont.):

k.	Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 – PUBLIC OFFERING:

In the Public Offering, the Company issued and sold 20,000,000 units (including 2,500,000 units sold at the closing pursuant to the underwriter’s partial exercise of its over-allotment option) at an offering price of $10.00 per unit (the “Units”). The Sponsor purchased (in the Private Placement that closed concurrently with the Public Offering) an aggregate of 945,715 Private Units at a price of $10 per Private Unit, or $9,457,150 in the aggregate. Approximately $2.045 million of the proceeds from the Private Placement were received after the closing and are presented as related party receivables at December 20, 2021. See also note 7.

As of December 20, 2021, the underwriter’s over-allotment option to buy up to an aggregate of 125,000 additional Units is outstanding and exercisable until January 29, 2022.

Each Unit consists of one Class A ordinary share, $0.0001 par value, and one-half of one warrant, with each whole warrant exercisable for one Class A ordinary share (each, a “Warrant” and, collectively, the “Warrants”). Each Warrant entitles the holder thereof to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment. No fractional shares will be issued upon exercise of the Warrants and only whole Warrants will trade. Each Warrant will become exercisable 30 days after the completion of the Company’s Business Combination and will expire at 5:00 p.m., New York City time, five years after the completion of the Business Combination or earlier upon redemption (only in the case of the Warrants sold in the Public Offering, or the “Public Warrants”) or liquidation.

Once the Public Warrants become exercisable, the Company may redeem them in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last reported sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders.

The Company paid an underwriting commission of $4 million, in the aggregate, which represents 2.0% of the gross proceeds of the Public Offering, to the underwriter at the closing of the Public Offering. The underwriter has agreed to make a payment to the Company in an amount equal to 0.50% of the offering gross proceeds to reimburse certain of the expenses in connection with the offering. This reimbursement will have the effect of increasing the proceeds available to the Company outside of the Trust Account. Refer to note 5 for more information regarding an additional fee payable to the underwriter upon the consummation of a Business Combination.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 4 – RELATED PARTY TRANSACTIONS:

a.	On August 22, 2021, the Company signed a promissory note, under which it could borrow up to a $300 thousand principal amount from the Sponsor. Amounts drawn by the Company under the note were to be used to cover finance costs and expenses related to its formation and capital raise. The promissory note bears no interest and is payable on the earlier of (i) December 31, 2021, or (ii) the date of a capital raise (i.e., the closing of the Public Offering). On December 20, 2021, concurrently with the closing under the Public Offering, the Company repaid the Sponsor all of the principal amount due under the promissory note.

b.

On August 22, 2021, the Company signed an agreement with the Sponsor, under which the Company shall pay the Sponsor a fixed $10 thousand per month for office space, utilities and other administrative expenses. The monthly payments under this administrative services agreement will commence on the effective date of the registration statement for the Public Offering and will continue until the earlier of (i) the consummation of the Company’s Business Combination, or (ii) the Company’s liquidation.

c.	On August 23, 2021, the Company’s sponsor purchased 5,031,250 Class B founders shares from the Company for an aggregate purchase price of $25,000. As of December 20, 2021, up to 31,250 shares are subject to forfeiture depending on the extent to which the underwriter’s over-allotment option is not exercised.

d.	As to a related party receivable in connection with a share issuance, which was paid on December 23, 2021, see also notes 3 and 7.

NOTE 5 – COMMITMENTS AND CONTINGENCIES:

Underwriter’s Deferred Compensation

Under the Underwriting Agreement, the Company shall pay an additional fee (the “Deferred Underwriting Compensation”) of 4.5% ($9 million) of the gross proceeds of the Public Offering, payable upon the Company’s completion of the Business Combination. The Deferred Underwriting Compensation will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes the Business Combination. The Deferred Underwriting Compensation has been recorded as a deferred liability on the balance sheet at December 20, 2021, as management has deemed the consummation of a Business Combination to be probable.

NOTE 6 – SHAREHOLDERS’ EQUITY:

a.	Ordinary Shares

Class A ordinary shares

The Company is authorized to issue up to 500,000,000 Class A ordinary shares of $0.0001 par value each. Pursuant to the Public Offering on December 20, 2021, the Company issued and sold an aggregate of 20,000,000 Class A ordinary shares as part of the Units sold in the transaction. The Units (which also included Warrants) were sold at a price of $10 per Unit, for aggregate consideration of $200 million in the Public Offering. The Sponsor purchased an aggregate of 945,715 private shares as part of the Private Units (which also included private warrants) sold in the Private Placement at a price of $10 per Private Unit, or $9,457,150 in the aggregate. See note 3 above for further information regarding those share issuances.

SPREE ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 6 – SHAREHOLDERS’ EQUITY (cont.):

Class B ordinary shares

The Company is authorized to issue up to 50,000,000 Class B ordinary shares of $0.0001 par value each. On August 23, 2021 the Company issued 5,750,000 Class B ordinary shares of $0.0001 par value each for a total consideration of $25,000 to the Sponsor. On November 23, 2021, the Sponsor surrendered to the Company for cancellation and for nil consideration 718,750 Class B ordinary shares of par value $0.0001 each. Out of the 5,031,250 Class B ordinary shares outstanding as of December 20, 2021, up to 31,250 are subject to forfeiture if the underwriter does not exercise its over-allotment in full or in part.

Class B ordinary shares are convertible into Class A ordinary shares, on a one-to-one basis, at any time and from time to time at the option of the holder, or automatically on the day of the Business Combination. Class B ordinary shares also possess the sole right to vote for the election or removal of directors, until the consummation of an initial Business Combination.

b.	Preference shares

The Company is authorized to issue up to 5,000,000 preference shares of $0.0001 par value each. As of December 20, 2021, the Company has no preference shares issued and outstanding.

NOTE 7 – SUBSEQUENT EVENTS:

Management has performed an evaluation of subsequent events through December 27, 2021, the date of issuance of the December 20, 2021 balance sheet, noting no other items which require adjustment or disclosure.

On December 23, 2021, the Sponsor paid the outstanding amount of approximately $2.045 million to the Company for the issuance of the Private Units; see also note 3.